UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2023 (August 31, 2023)

INTERPRIVATE III FINANCIAL PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40151	85-3069266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Avenue of the Americas, 2nd Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 920-0125

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	IPVF.U	NYSE American LLC

Class A common stock, par value $0.0001 per share	IPVF	NYSE American LLC

Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	IPVF WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed, at a special meeting of the stockholders (the “Special Meeting”) of InterPrivate III Financial Partners Inc. (the “Company”) held on June 5, 2023, the Company’s stockholders voted in favor of a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to extend the date by which it must consummate an initial business combination (the “Deadline Date”) from June 9, 2023 to July 9, 2023, and to allow the Company to elect to further extend in one-month increments (the “Extension”) up to eight additional times, or a total of up to nine months, until March 9, 2024. Also as previously disclosed, if an Extension is implemented, the Company or its designees will deposit into the trust account $21,000 per month, and $189,000 in the aggregate if all eight extensions are implemented, at the beginning of each month.

On August 31, 2023, the Board determined to implement the fourth Extension and to extend the Deadline Date for an additional month to October 9, 2023. In connection with the Extension, the Company deposited $21,000 to the Company’s trust account on September 5, 2023.

On September 6, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein, announcing the extension of the Deadline Date to October 9, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, issued September 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPRIVATE III FINANCIAL PARTNERS INC.

	By:	/s/ Brandon Bentley
		Name:	Brandon Bentley
		Title:	General Counsel

Dated: September 6, 2023

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